Exhibits:

EXHIBIT 99.1

            ITEM 7(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired


                         INDEX TO FINANCIAL STATEMENTS


AimTV, Inc. Financial Statements
--------------------------------
Report of Independent Accountants...........................................  F-2

Balance Sheets June 30, 1999 and September 30, 1999 ........................  F-3

Statement of Operations for the period March 1, 1999 (inception) through
June 30, 1999, the three months ended September 30, 1999 and the period
March 1, 1999 (inception) through September 30, 1999......................... F-4

Statement of Shareholders' Equity for the period March 1, 1999
(inception) through September 30, 1999 .......................................F-5

Statement of Cash Flows for the period March 1, 1999 (inception) through
June 30, 1999, the three months ended September 30, 1999 and the period
March 1, 1999 (inception) through September 30, 1999........................ F-6

Notes to Financial Statements..............................................  F-7


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of AimTV, Inc.
(A Development Stage Enterprise)

In our opinion, the accompanying balance sheet of AimTV, Inc. (A Development Stage Enterprise) (the "Company") as of June 30, 1999, and the related statements of operations, shareholders' equity and cash flows for the period from March 1, 1999 (inception) through June 30, 1999 present fairly, in all material respects, the financial position of the Company as of June 30, 1999, and the results of its operations and its cash flows for the period from March 1, 1999 (inception) through June 30, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Woodland Hills, California
January 6, 2000

AIMTV, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
BALANCE SHEET
JUNE 30, 1999
(ALL INFORMATION AS OF SEPTEMBER 30, 1999 IS UNAUDITED)
-------------------------------------------------------------------------------


                                                                                    June 30,            September 30,
                                                                                      1999                  1999
                                                                                  -----------          --------------
ASSETS

Current assets:
    Cash and cash equivalents                                                     $   765,750           $   620,630
    Prepaid expenses and other current assets                                          24,520                28,825
                                                                                  -----------           -----------
                  Total current assets                                                790,270               649,455

Property and equipment, net                                                            37,902               193,350
Other assets                                                                           11,958                14,835
Restricted cash                                                                        75,000                75,637
                                                                                  -----------           -----------
                  Total assets                                                    $   915,130           $   933,277
                                                                                  ===========           ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable and accrued expenses                                         $    40,893           $   292,035
    Other payables                                                                     22,392                16,938
    Convertible notes payable - current portion                                             -               100,000
                                                                                  -----------           -----------
                  Total current liabilities                                            63,285               408,973

Convertible notes payable                                                              50,000               150,000
                                                                                  -----------           -----------
                  Total liabilities                                                   113,285               558,973

Shareholders' equity:
    Convertible preferred stock; no par value; 5,000,000 authorized;
       3,600,000 and 4,000,000 issued and outstanding at June 30, 1999 and September 30, 1999, respectively, liquidation
       preference of $900,000 and $1,000,000, respectively                            900,000             1,000,000
    Common stock; no par value; 30,000,000 authorized at June 30,
       1999 and September 30, 1999, respectively; 10,260,000 and 11,800,000 issued and outstanding at June 30, 1999 and
       September 30, 1999, respectively                                                 6,640                83,640
    Additional paid-in capital                                                              -             1,356,358
    Unearned deferred compensation                                                          -            (1,000,503)
    Deficit accumulated during the development stage                                 (104,795)           (1,065,191)
                                                                                  -----------           -----------
                  Total shareholders' equity                                          801,845               374,304
                                                                                  -----------           -----------
                  Total liabilities and shareholders' equity                      $   915,130           $   933,277
                                                                                  ===========           ===========


    The accompanying notes are an integral part of these financial statements.

AIMTV, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------

                                                                                       Period from
                                                                                     March 1, 1999
                                           Period from          Three Months          (Inception)
                                          March 1, 1999             Ended               Through
                                           (Inception)          September 30,         September 30,
                                             Through                1999                  1999
                                          June 30, 1999          (Unaudited)           (Unaudited)
                                          -------------         -------------         -------------
Revenue                                    $        -            $        -            $        -

Costs and expenses:
    Research and product
       development                             26,874               308,712               335,586
    Sales and marketing                        19,987               122,705               142,692
    General and administrative                 58,712               174,813               233,525
    Stock-based compensation                        -               355,855               355,855
                                           ----------            ----------            ----------
              Loss from operations           (105,573)             (962,085)           (1,067,658)

Other income (expense):
    Interest income                               778                 4,530                 5,308
    Interest expense                                -                (2,841)               (2,841)
                                           ----------            ----------            ----------
              Net loss                    ($  104,795)          ($  960,396)          ($1,065,191)
                                           ==========            ==========            ==========


     The accompanying notes are an integral part of these financial statements.

AIMTV, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENT OF SHAREHOLDERS' EQUITY
(ALL INFORMATION FOR THE THREE MONTH PERIOD ENDED
SEPTEMBER 30, 1999 IS UNAUDITED)
-------------------------------------------------------------------------------


                                                                                                     Additional      Unearned
                                         Convertible Preferred Stock           Common Stock           Paid-In        Deferred
                                           Shares           Amount         Shares        Amount       Capital       Compensation
                                         -----------     -----------      ----------   ---------     ----------     -----------
Balance at March 1, 1999 (inception)

    Issuance of common stock                       -               -      10,260,000    $  6,640               -               -
    Issuance of Series A Preferred         3,600,000     $   900,000               -           -               -               -
    Net loss                                       -               -               -           -               -               -
                                           ---------     -----------      ----------    --------     -----------     -----------
Balance at June 30, 1999                   3,600,000         900,000      10,260,000       6,640               -               -

    Issuance of common stock                       -               -       1,540,000      77,000               -               -
    Issuance of Series A Preferred           400,000         100,000               -           -               -               -
    Unearned deferred compensation                 -               -               -           -     $ 1,356,358     ($1,356,358)
    Stock-based compensation                       -               -               -           -               -         355,855
    Net loss                                       -               -               -           -               -               -
                                           ---------     -----------      ----------    --------     -----------     -----------
Balance at September 30, 1999              4,000,000     $ 1,000,000      11,800,000    $ 83,640     $ 1,356,358     ($1,000,503)
                                           =========     ===========      ==========    ========     ===========     ===========


                                             Retained
                                             Earnings
                                            (Deficit)
                                           Accumulated
                                            During The          Total
                                            Development      Shareholders'
                                               Stage            Equity
                                          -------------      -------------
Balance at March 1, 1999 (inception)

    Issuance of common stock                         -     $     6,640
    Issuance of Series A Preferred                   -         900,000
    Net loss                               ($  104,795)       (104,795)
                                           -----------     -----------
Balance at June 30, 1999                      (104,795)        801,845

    Issuance of common stock                         -          77,000
    Issuance of Series A Preferred                   -         100,000
    Unearned deferred compensation                   -               -
    Stock-based compensation                         -         355,855
    Net loss                                  (960,396)       (960,396)
                                           -----------     -----------
Balance at September 30, 1999              ($1,065,191)    $   374,304
                                           ===========     ===========


    The accompanying notes are an integral part of these financial statements.

AIMTV, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENT OF CASH FLOWS
------------------------------------------------------------------------------

                                                                                                       Period from
                                                                                                      March 1, 1999
                                                                  Period from       Three Months       (Inception)
                                                                 March 1, 1999         Ended            Through
                                                                  (Inception)       September 30,     September 30,
                                                                    Through             1999              1999
                                                                 June 30, 1999       (Unaudited)       (Unaudited)
                                                                 -------------      ------------      -------------
Operating activities:
   Net loss                                                       ($  104,795)      ($  960,396)      ($1,065,191)
   Adjustments to reconcile net loss to net cash used in
      operating activities:
      Depreciation and amortization                                     1,279             9,778            11,057
      Stock-based compensation                                              -           355,855           355,855
      Changes in current assets and liabilities:
         Restricted cash                                              (75,000)             (637)          (75,637)
         Prepaid expenses and other assets                            (30,378)           (7,182)          (37,560)
         Accounts payable and accrued expenses                         40,893           251,142           292,035
         Other payables                                                22,392            (5,454)           16,938
                                                                  -----------       -----------       -----------
               Net cash used in operating activities                 (145,609)         (356,894)         (502,503)
                                                                  -----------       -----------       -----------
Investing activities:
   Purchases of property and equipment                                (39,181)         (165,226)         (204,407)
                                                                  -----------       -----------       -----------
               Net cash used in investing activities                  (39,181)         (165,226)         (204,407)
                                                                  -----------       -----------       -----------
Financing activities:
   Proceeds from issuance of common stock                                 540            77,000            77,540
   Proceeds from issuance of Series A preferred stock                 900,000           100,000         1,000,000
   Proceeds from convertible notes payable                             50,000           200,000           250,000
                                                                  -----------       -----------       -----------
               Net cash provided by financing activities              950,540           377,000         1,327,540
                                                                  -----------       -----------       -----------
               Increase (decrease) in cash and
                 cash equivalents                                     765,750          (145,120)          620,630

Cash and cash equivalents at beginning of period                            -           765,750                 -
                                                                  -----------       -----------       -----------
Cash and cash equivalents at end of period                        $   765,750       $   620,630       $   620,630
                                                                  ===========       ===========       ===========

Supplemental disclosure of cash flow information:
 Cash paid during the period for:
      Interest                                                    $         -       $     1,300       $     1,300
                                                                  ===========       ===========       ===========
Supplemental disclosure of noncash transactions:
   Issuance of common stock in exchange for employee
      services                                                    $     6,100       $         -       $     6,100
                                                                  ===========       ===========       ===========


     The accompanying notes are an integral part of these financial statements.

AIMTV, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE THREE MONTHS ENDED
SEPTEMBER 30, 1999 IS UNAUDITED)
-------------------------------------------------------------------------------


1.       ORGANIZATION AND SIGNIFICANT BUSINESS RISKS

         ORGANIZATION

         AimTV, A Development Stage Enterprise (the "Company"), was incorporated on March 1, 1999 as a California Corporation. The Company has developed a patent-pending web technology designed to enable advertisers to run broadcast-quality television commercials over narrowband Internet connections. Since inception, the Company has devoted its efforts to the development of its products and organization of its business. The Company's business is characterized by rapid technological change, new product development and product obsolescence, and a competitive business environment for the attraction and retention of knowledge workers. The Company is an early stage enterprise and is subject to all the risks associated with development stage companies.

         On December 1, 1999, NetZero, Inc. acquired all of the Company's outstanding shares of common stock, at which time the Company became a wholly-owned subsidiary of NetZero, Inc.

         SIGNIFICANT BUSINESS RISKS

         Since its inception, the Company has incurred significant operating losses. The ability of the Company to successfully carry out its business plan is primarily dependent upon its ability to (1) obtain sufficient additional capital, (2) overcome product development issues,
         (3) generate significant revenues through its existing assets, products under development and ongoing operations, and (4) obtain approval of its pending patent.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         USE OF ACCOUNTING ESTIMATES

         In the normal course of preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value. At times, cash balances held at financial institutions are in excess of FDIC insurance limits.

         PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method based upon the estimated useful lives of the assets of two to three years. Useful lives are evaluated by management in order to determine recoverability in light of current technological conditions. Repairs and maintenance are charged to expense as incurred while renewals and improvements are capitalized. Upon the sale or retirement of property and equipment, the accounts are relieved of the cost and the related accumulated depreciation or amortization, with any resulting gain or loss included in the Statement of Operations.

         ADVERTISING

         Advertising costs are expensed as incurred, and to date, have not been significant.

         SOFTWARE DEVELOPMENT COSTS

         Under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed," the Company is required to capitalize software development costs when "technological feasibility" of the product has been established and anticipated future revenues ensure recovery of the capitalized amounts.

         RESEARCH AND DEVELOPMENT COSTS

         Costs incurred in the research and development of products are expensed as incurred.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         INCOME TAXES

         Income taxes are accounted for under SFAS No. 109, "Accounting for Income Taxes." Under SFAS No. 109, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

         COMPREHENSIVE INCOME

         Comprehensive income generally represents all changes in shareholders' equity (deficit) during the period except those resulting from investments by, or distributions to, shareholders. For the period from March 1, 1999 (inception) through June 30, 1999, there were no such significant changes in shareholders' equity other than net loss amounts.

         ACCOUNTING FOR STOCK-BASED COMPENSATION

         The Company accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and complies with the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." Under APB No. 25, compensation expense is recognized over the vesting period based on the difference, if any, on the date of grant between the deemed fair value for accounting purposes of the company's stock and the exercise price on the date of grant. The Company accounts for equity awards issued to non-employees in accordance with the provisions SFAS No. 123 and Emerging Issues Task Force ("EITF") 96-18.

         RECENT ACCOUNTING PRONOUNCEMENTS

         In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") No. 98-1, "Software for Internal Use," which provides guidance on accounting for the cost of computer software developed or obtained for internal use. The adoption of SOP No. 98-1 in 1999 did not have a significant impact on the Company's financial position, results of operations or cash flows.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         In April 1998, the AICPA issued SOP No. 98-5, "Reporting on the Costs of Start-Up Activities." SOP No. 98-5 requires that all start-up costs related to new operations must be expensed as incurred. In addition, start-up costs that were capitalized in the past must be written off when SOP No. 98-5 is adopted. The adoption of SOP No. 98-5 in 1999 did not have a significant impact on the Company's financial position, results of operations or cash flows.


3.       PROPERTY AND EQUIPMENT

         Property and equipment consist of the following:


                                                       June 30,          September 30,
                                                         1999                1999
                                                     -----------         ------------
         Computer equipment                           $  39,181           $ 168,694

         Computer software                                    -              30,653

         Furniture and fixtures                               -               5,060
                                                      ---------           ---------
                                                         39,181             204,407
         Less:  Accumulated depreciation and
             amortization                                (1,279)            (11,057)
                                                      ---------           ---------
                           Total                      $  37,902           $ 193,350
                                                      =========           =========


4.       INCOME TAXES

         As a result of net operating losses, the Company has not recorded a provision for income taxes. The components of the deferred tax assets and related valuation allowance is as follows:


                                                              June 30,
                                                                1999
                                                             ----------
         Deferred tax assets:
             Net operating loss carryforwards                 $ 41,918
                                                              --------
                           Total deferred tax assets            41,918

         Less:  Valuation allowance                            (41,918)
                                                              --------
                           Net deferred taxes                 $      -
                                                              ========



         Based on management's assessment, the Company has placed a valuation allowance against its otherwise recognizable deferred tax assets due to the likelihood that the Company may not generate sufficient taxable income during the carryforward period to utilize the net operating loss carryforwards.

5.       COMMITMENTS AND CONTINGENCIES

         LEASES

         The Company leases its facility and other assets under noncancelable operating leases which expire through 2005, subject to the execution of certain renewal options. The following are the minimum lease payments under these leases:


                 Year Ended
                  June 30,
                 ----------
                    2000               $137,280
                    2001                146,573
                    2002                135,352
                    2003                140,012
                    2004                140,400
                    Thereafter           11,700
                                       --------
                                       $711,317
                                       ========


         Total expense under operating leases for the period March 1, 1999 through June 30, 1999 was $1,627.

         The facility lease requires that a $75,000 irrevocable standby letter of credit be established as collateral to meet the Company's obligation under the lease; this amount is reflected as restricted cash on the balance sheet.

         LITIGATION

         From time to time, certain legal actions may arise in the ordinary course of the Company's business. To date, such legal actions have not had a material adverse effect on the Company's financial position, results of operations and cash flows.

6.       CAPITALIZATION

         STOCK SPLIT

         On August 17, 1999, the Board of Directors declared a four-for-one split of the Company's common stock, effected in the form of a stock dividend paid on October 4, 1999. All agreements concerning stock options and other commitments payable in shares of the Company's common stock provide for the issuance of additional shares due to the declaration of the stock split. All references to number of common and preferred shares in the financial statements have been adjusted to reflect the stock split on a retroactive basis.

         COMMON STOCK

         The Company is required to reserve and keep available out of its authorized but unissued shares of common stock such number of shares sufficient to effect the conversion of all outstanding shares of preferred stock and all outstanding common stock warrants, plus shares granted and available for grant under the Company's stock option plan. The amount of such shares of common stock reserved for these purposes is as follows:


                                                                  June 30,             September 30,
                                                                    1999                   1999
                                                                 ----------            -------------
         Conversion of preferred stock                            3,600,000              4,000,000
         Outstanding warrants                                         -                    140,000
         Outstanding stock options                                  700,000              4,600,000
         Additional shares available for grant under
              the Company's stock option plan                     5,040,000              1,140,000
                                                                  ---------              ---------
                                                                  9,340,000              9,880,000
                                                                  =========              =========


         SERIES A CONVERTIBLE PREFERRED

         The Series A Preferred provides for a noncumulative dividend of $0.08 per share per annum. In the event of any liquidation or winding up of the Company, each share is entitled to receive, in preference to common stock, an amount equal to the original price plus declared but unpaid dividends. The Series A Preferred is not redeemable.

         The Series A Preferred may be converted into common stock at any time at the option of the holder and will be adjusted for any common stock splits. The conversion price shall be the original purchase price per share, as adjusted for stock splits.

         Additionally, the Series A Preferred will automatically convert into common stock in the event of (i) an underwritten public offering of the Company's common stock with gross proceeds to the Company of at least $10,000,000 and an offering price per share of not less than $3.00 or
         (ii) the conversion of more than 50% of the originally issued Series A Preferred.

         The holders of Preferred stock have the right to the vote equal to the number of shares of common stock issuable upon conversion of the Preferred stock. Consent of the holders of a majority of the Preferred stock will be required for (i) the creation of any new class or series of shares having preference over the existing Preferred stock, (ii) any increase in the authorized number of shares of Preferred stock, (iii) any amendment to the Articles of Incorporation that materially and adversely affect Preferred stock, (iv) any redemption or repurchase of shares of common stock, or (v) issuance of any equity securities by any subsidiary. Holders of 50,000 shares or more of Series A Preferred shall have a pro rata right to participate in future equity financings of the Company.

         WARRANTS

         On September 1, 1999, the Company issued warrants to purchase 40,000 shares of common stock, at $0.25 per share, to a non-employee in connection with the Company's financing efforts. The warrants issued are fully vested, non-forfeitable and are immediately exercisable and will expire at the earlier of (i) the closing of the initial underwritten public offering of the Company's common stock with gross proceeds in excess of $10,000,000, or (ii) September 1, 2002. The fair value of warrants was determined using a Black-Scholes option pricing model and resulted in a charge of approximately $49,500.

         On August 30, 1999, the Company issued warrants to purchase 100,000 shares of common stock, at $0.10 per share, to a non-employee for services. The warrants issued are fully vested, non-forfeitable and are immediately exercisable and will expire at the earlier of (i) the closing of the initial underwritten public offering of the Company's common stock with gross proceeds in excess of $10,000,000, or (ii) August 30, 2003. The fair value of warrants was determined using the Black-Scholes option pricing model and resulted in a charge of approximately $57,500, which was recognized as expense during the three-month period ended September 30, 1999.


7.       STOCK OPTIONS

         In May 1999, the Company adopted the 1999 Stock Option Plan (the "Plan") which provides for the issuance of stock-based awards to qualified employees, directors and consultants of the Company. The stock-based awards may include incentive stock options or nonqualified stock options. The exercise price per share is not to be less than 85% of the fair market value per share of the Company's common stock on the date of grant for nonqualified stock options. Incentive stock options may not be granted at less than 100% of the fair market value of the Company's common stock on the date of grant (110% if granted to an employee who owns 10% or more of the common stock outstanding). Options become exercisable over the vesting period as determined by the Board of Directors and expire over terms not exceeding 10 years from the vesting base date as determined by the Board of Directors. The Company has reserved 5,740,000 shares of its common stock for issuance under the Plan. As of June 30, 1999 and September 30, 1999, 5,040,000 and 1,140,000 options to purchase shares of common stock were available for future grant.

         A summary of the status of the Company's stock options and related changes is presented below:


                                                                           Weighted-
                                                                            Average
                                                                           Exercise
                                                            Shares           Price
                                                           ---------       ----------
         Outstanding at March 1, 1999 (Inception)                  -             -

             Granted                                         700,000          $.05
             Exercised                                             -             -
             Canceled                                              -             -
                                                           ---------
         Outstanding at June 30, 1999                        700,000           .05
                                                           ---------
             Granted                                       3,900,000           .05
             Exercised                                             -             -
             Canceled                                              -             -
                                                           ---------
         Outstanding at September 30, 1999                 4,600,000          $.05
                                                           =========


         Additional information with respect to stock options outstanding is as follows:


                                            Options Outstanding                   Options Exercisable
                                            -------------------                   -------------------
                                                 Weighted-
                                                  Average       Weighted-                        Weighted-
                                                 Remaining      Average                          Average
                                Number          Contractual     Exercise        Number           Exercise
                              Outstanding          Life           Price       Outstanding          Price
                             ------------       -----------     ---------     -----------        ---------
At June 30, 1999                700,000            9.93            $.05                -            $.05
At September 30, 1999         4,600,000            9.83            $.05          349,917            $.05




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

7.       STOCK OPTIONS (CONTINUED)

         Options granted during the period March 1, 1999 (inception) to June 30, 1999 and the three months ended September 30, 1999 resulted in $0 and $1,279,145, respectively, of deferred compensation, which was included in deferred compensation in shareholders' equity. Deferred compensation expense is recognized over the vesting period as services are rendered. During the period March 1, 1999 (inception) to June 30, 1999 and the three months ended September 30, 1999, compensation expense included in stock-based compensation in the statement of operations related to stock option grants amounted to $0 and $248,855, respectively.

         The Company determined the compensation expense of options granted using the methodology prescribed in SFAS No. 123 and determined the results to be immaterial. The fair value of these awards was estimated at the date of grant using a minimum value option pricing model with the following assumptions: risk-free interest rate of 6%; no dividend yield; no volatility factor; a forfeiture rate of 0%; and an expected average life of 10 years. The effects of applying SFAS No. 123 are not indicative of future amounts and additional awards in future years are anticipated.


8.       CONVERTIBLE PROMISSORY NOTES

         From June to August 1999, the Company issued convertible promissory notes to non-employees and one officer of the Company. Interest on the notes ranges from 7 to 8 percent per annum. Principal and interest at the termination of the note are payable at various repayment dates, which range from September 2000 through June 2002. The notes were all repaid in December 1999.


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